Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES
AND FUND NAME

CrossingBridge Low Duration High Yield Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated August 19, 2024
to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated January 28, 2024, as supplemented

The Trust’s Board of Trustees approved, at the request of the Fund’s investment adviser, CrossingBridge Advisors, LLC (the “Adviser”), the following changes to the Fund. These changes are anticipated to be effective on or about October 15, 2024.

Name Change and Investment Policy Change
The Fund intends to change its name from the CrossingBridge Low Duration High Yield Fund to the “CrossingBridge Low Duration High Income Fund.” In connection with the name change, the Fund will incorporate into its principal investment strategies a revised investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in portfolio of income producing fixed income securities. The addition of this investment policy will not result in any material changes to the Adviser’s management of the Fund’s portfolio.

Changes to Principal Investment Strategies

Effective on or about October 15, 2024, the discussion of the Fund’s principal investment strategies in the Summary Section of the prospectus will read as set forth below. More comprehensive disclosure regarding the Fund’s principal investment strategies and principal risks will be included in the Fund’s prospectus. The proposed principal investment strategies are subject to review by the Securities and Exchange Commission (the “SEC”) and any material changes made to this disclosure by the Trust in response to SEC comments will be subsequently communicated to Fund shareholders.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income producing fixed income securities. CrossingBridge Advisors, LLC (the “Adviser”), the Fund’s investment adviser, will construct a portfolio for the Fund that the Adviser believes has the potential to generate a high level of current income, while maintaining a fixed income portfolio duration of 2.0 or less.

The income producing fixed income securities in which the Fund invests include: bills, notes, bonds, debentures, convertible bonds, bank loans, loan participations, mortgage- and asset-backed securities, Rule 144A fixed income securities, zero coupon securities, syndicated loan assignments, sovereign debt and other evidence of indebtedness issued by U.S. or foreign corporations, governments, government agencies or government instrumentalities, including floating-rate securities (i.e., fixed income securities that provide income that can increase or decrease with interest rates), commercial paper, and preferred stocks. The Fund may also invest in fixed income-like equity securities such as special purpose acquisition companies (“SPACs”) that provide interest income and/or the potential for capital appreciation while having an effective maturity. The Fund invests in individual fixed income securities without restriction as to issuer credit quality, capitalization or security maturity. The Fund may invest up to 100% of its assets in lower-quality fixed income securities — commonly known as “high yield” or “junk” bonds. Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service

(“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization. High yield bonds have a higher expected rate of default than higher quality bonds. The Fund may also invest up to 35% of its total assets in in foreign currency denominated securities. To the extent the Fund invests in other investment companies, including exchange-traded funds (“ETFs”), the Fund will consider the underlying holdings of such funds for purposes of meeting its policy of investing at least 80% of its net assets in a portfolio of income producing fixed income securities.

The Adviser seeks to manage interest rate, default and currency risks. The Adviser manages interest rate risk by maintaining, under normal market conditions, an average fixed income portfolio duration of 2.0 or less by primarily investing in short-term, medium-term and floating rate securities. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). The stated maturity for a fixed income security may be longer than the expected maturity that will be used for the Fund’s portfolio duration calculation. The stated maturity may differ from the expected maturity as a result of market conditions or the terms of the security (such as provisions that would give a holder or issuer a right to require redemption in certain circumstances).

The Adviser manages default risk by selecting securities of issuers that it believes will pay interest and principal regardless of their credit rating, based upon the Adviser’s credit analysis of each issuer. The Adviser may also select securities that are in default, subject to bankruptcy or reorganization where the Adviser believes the risks to be consistent with capital preservation, based on the Adviser’s analysis of an issuer’s liquidation value or post-bankruptcy or post-reorganization value.

The Adviser manages foreign currency risk by investing primarily in securities denominated in U.S. dollars, such as Yankee bonds or, where appropriate, by hedging foreign currency exposure. When deemed appropriate, the Adviser may hedge the foreign currency exposure typically, and primarily, with forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties.

The Fund’s investments in derivative instruments, specifically options, swap agreements and forward currency contracts (collectively, “Derivatives”) are generally used to reduce exposure to, or “hedge” against, market volatilities and other risks. The Fund may also use a Derivative rather than investing directly in an underlying asset class as a low-cost, effective means to gain exposure to such asset class.

The Fund will sell an investment during portfolio rebalancing periods when the Fund’s holdings in that investment are larger than the allocation suggested by the Adviser’s investment models or when a more attractive investment becomes available. The Adviser may engage in active trading of the Fund’s portfolio investments, resulting in a high portfolio turnover rate, to achieve the Fund’s investment objective.

There is no assurance the Fund will achieve its investment objective.

Revised Non-Fundamental Investment Restriction
The following non-fundamental investment restriction will be applicable for the Fund: “The Fund may not make any change to its investment policy of investing at least 80% of net assets (plus borrowing for investment purposes) in a portfolio of high income producing fixed income securities without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.”

Please retain this supplement for future reference.
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